                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar2                                 WEIGHTED AVERAGE PC RATE:    4.47631%
POOL NUMBER:  Group 1 = 1813
____________________________________________________________________________________________

ISSUE DATE:  02/26/2002
CERTIFICATE BALANCE AT ISSUE:    $846,869,196.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    2103                         $802,479,437.92
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                   $2,145,900.74
Unscheduled Principal Collection/Reversals                           $878,638.74
Liquidations-in-full                                      70      $25,300,911.04
Net principal Distributed                                         $28,325,450.52    ($28,325,450.52)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2033                         $774,153,987.40

SCHEDULED INTEREST AT MORTGAGE RATE:                               $3,729,010.52

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $711,152.57

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $31,343,308.47

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar2                                 WEIGHTED AVERAGE PC RATE:    4.47631%
POOL NUMBER:  Group 1 = 1813
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $28,325,450.52     $3,017,857.95             $0.00     $3,017,857.95             $0.00    $31,343,308.47

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $40,480,573.00             $0.00             $0.00             $0.00    $40,480,573.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $16,835,758.00             $0.00             $0.00             $0.00    $16,835,758.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

  261     $89,969,051.65        10      $3,108,982.29         2      $1,388,482.92

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
05/25/2002 are as follows:

                Class       Class Principal Balance
                B1                 $8,819,167.30
                B2                 $4,619,596.88
                B3                 $2,519,762.09
                B4                 $1,679,907.51
                B5                 $1,259,881.04
                B6                 $2,099,831.41
                              __________________
                Total             $20,998,146.23
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of April 30, 2002):

SERIES:  2002-ar2               POOL NUMBER:  Group 1 = 1813

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $774,153,987.40**       $94,466,516.86***       $89,969,051.65***
Number:                         2135                    273                     261
% of Pool:                    100.00%                 12.20%                  11.62%
(Dollars)
% of Pool:                    100.00%                 12.79%                  12.22%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $3,108,982.29***        $1,388,482.92***                $0.00***
Number:                          10                       2                       0
% of Pool:                    0.40%                    0.18%                   0.00%
(Dollars)
% of Pool:                    0.47%                    0.09%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 01, 2002 scheduled payments and April 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
April 30, 2002.

Trading Factor, calculated as of distribution date : 0.91413643.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 01, 2002, and unscheduled prepayments in months prior to May ) can be calculated.